Alliance Bond Fund
Corporate Bond
Portfolio

Semi-Annual Report
December 31, 2002




Alliance Capital [LOGO]
The Investment Professional's Choice




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.




LETTER TO SHAREHOLDERS
February 24, 2003

Dear Shareholder:

This report contains investment results, strategy and outlook for Alliance Bond Fund Corporate Bond Portfolio (the "Portfolio") for the semi-annual reporting period ended December 31, 2002.

Investment Objectives and Policies

The primary objective of this open-end fund is to maximize income over the long-term, to the extent consistent with providing reasonable safety in the value of each shareholder's investment. As a secondary objective, the Portfolio seeks capital appreciation. To achieve its objectives, the Portfolio invests primarily in corporate bonds. The Portfolio may also hold debt securities issued by the U.S. and foreign governments. While the Portfolio invests primarily in investment-grade debt securities (currently 65%), it may also invest a significant amount of its assets in lower-rated debt securities.

Investment Results

The following table shows how the Portfolio performed over the past six- and 12-month periods ended December 31, 2002. For comparison, we have included the Lehman Brothers (LB) Long BAA U.S. Credit Index, a measure of the performance of a basket of unmanaged corporate debt securities. We have also included the performance for the Lipper Corporate Debt BBB-Rated Funds Average, the average performance of a group of similar corporate bond funds.



INVESTMENT RESULTS*
Periods Ended December 31, 2002

                                  Total Returns
                            --------------------------
                             6 Months      12 Months
                            --------------------------
Alliance Bond Fund
Corporate Bond Portfolio
  Class A                       7.72%         -1.88%
  Class B                       7.34%         -2.56%
  Class C                       7.34%         -2.57%

Lehman Brothers Long
BAA U.S. Credit Index           9.61%          9.87%

Lipper Corporate Debt
BBB-Rated Funds Average         5.68%          7.38%


* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of December 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

     The unmanaged Lehman Brothers (LB) Long BAA U.S. Credit Index is a measure of corporate and non-corporate fixed income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and



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ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 1


have at least 10 years to final maturity. The unmanaged Lipper Corporate Debt BBB-Rated Funds Average (the "Lipper Average") is based on the performance of a universe of funds that invest at least 65% of their assets in corporate or government debt issues rated in the top four grades. For the six- and 12-month periods ended December 31, 2002, the Lipper Average consisted of 167 and 162 funds, respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Bond Fund Corporate Bond Portfolio.

     Additional investment results appear on pages 6-10.


During the six- and 12-month periods ended December 31, 2002, the Portfolio underperformed its benchmark, the LB Long BAA U.S. Credit Index. The Portfolio's underperformance, relative to the index, was largely attributable to a handful of securities. Security selection, specifically our overweight position in the telecommunications subsector, was the primary source of the Portfolio's underperformance. Specific corporate issues that detracted from performance included WorldCom, Qwest Capital Funding, Inc., AT&T Wireless Services, Inc., AOL Time Warner, Inc. and AT&T Corp.

In the first half of the year, performance of the wireless and wireline telecommunications sectors were battered by fraud, accounting irregularities and wholesale rating cuts. A series of events placed a very critical spotlight on the wireline sector, which caused significant re-valuation of telecommunications assets in both the equity and fixed income markets. While none of these issues were particularly new to the market, they became much less tolerable in an overly cautious environment that has been peppered with negative surprises.

Notwithstanding, the biggest shock to the market came in late April when WorldCom announced that it had overstated its earnings for 2001 and the first quarter of 2002 by close to $3.9 billion. After WorldCom filed for bankruptcy in July, the company's bonds declined in value by 70% to 80% from first quarter levels.

Although corporate performance lagged in the first half of the year, improved economic and market conditions in the second half, particularly in the fourth quarter, allowed us to recapture some of the underperformance from this sector.

Our strategy in the second half of the year was to remove undesirable credits, increase diversification, but still retain sufficient exposure to high beta credits in anticipation of a rebound in credit markets. Our macroview of a stronger economy in 2003 combined with historically high spread levels supported our strategy of maintaining a solid exposure to credit spread product. A major element of this strategy was the retention of a 22% position in high yield credits throughout the fourth quarter of 2002.


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2 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO


Market Overview

The global economic recovery anticipated for 2002 was stalled, led by a loss of economic momentum in the U.S. Continued weakness in the labor market, anemic business spending, corporate governance issues as well as a sharp decline in equity valuations, dampened prospects for a stronger and quicker economic recovery.

The U.S. Federal Reserve, as a result, maintained an accommodative monetary policy with the Federal Funds rate reaching a multi-decade low of 1.25% with November's 50 basis point reduction. Consumer spending, which accounts for two-thirds of gross domestic product (GDP), was the primary catalyst for growth, while business spending remained. The housing market was particularly strong as individual investors shifted assets away from the volatile equity markets. Credit risk free assets performed best during the period, led by U.S. Treasuries with an 11.79% annual return. Risk aversion by investors led to a rally in safer government securities, and yields on U.S. Treasuries declined significantly across the maturity spectrum.

The subsequent decline in the stock market was caused by corporate accounting scandals. Investors turned to the safety of fixed income securities during the period under review. As measured by the LB Aggregate Bond Index, for the year, the commercial mortgage-backed securities (CMBS) sector posted the strongest returns at 15.32%, followed by Treasuries at 11.79%. Agency securities followed at 11.01%, investment-grade credit at 10.52%, mortgage pass-through securities at 8.75% and, lastly, asset-backed securities at 8.55%. On a duration-adjusted basis, mortgage pass-through securities posted the strongest returns with investment-grade corporates turning in the weakest returns. Mortgage prices were supported by vigorous bank and agency demand even as supply surged in a wave of refinancings.

The high yield market was negatively impacted by concerns regarding accounting irregularities, negative earnings surprises and declining equity valuations, despite indications that the U.S. economy is on the rebound. The positive returns of the first quarter have been erased by the poor performance of primarily four sectors: telecommunications, cable, technology and utilities. However, as the perception of credit risk improved during the fourth quarter, high yield returns rebounded sharply, producing a 6% total return for the quarter.

Volatility has increased as a result of the heightened regulatory and accounting scrutiny. Pressure from the ratings agencies and an unprecedented number of "fallen angels" (investment grade rated companies that have been downgraded to below investment grade), such as WorldCom, Inc., Qwest Capital Funding, Inc., Tyco International, Ltd., and Dynegy Holdings, have also contributed to the volatility.



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ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 3


Investment Strategy Review and Outlook

Following the extreme volatility of the first half of 2002, our strategy focused on reducing the Portfolio's telecommunications exposure, increasing diversification and maintaining sufficient exposure to credit risk in anticipation of a recovery in the second half of the year. Increased diversification, particularly in high yield credits, has reduced the Portfolio's idiosyncratic risk or risk associated with individual issuer exposure. High yield exposure represents 22% of the Portfolio, and this was a major driving force behind the Portfolio's strong performance in the fourth quarter.

Additional investment strategies included increasing the Portfolio's exposure to cable/media and electric utilities, while reducing investments in the auto sector (Ford Motor Co., General Motors Acceptance Corp.), as the outlook for the auto industry remains uncertain. The Portfolio also maintains an overweight position in banks, which provides a more stable higher quality component to balance the risks associated with the more volatile cable/media and telecommunications sectors.

Market Outlook

We remain optimistic for 2003, estimating real GDP to grow at 3.0%. The expectation is that a stimulus package of tax cuts and spending will be proposed and passed by Congress early this year.

Rising geopolitical tension may create volatility early on; however, we expect economic and financial performance to improve by mid-year.

Improving economic growth in 2003 and growing budget deficits point to rising U.S. Treasury rates. Our research indicates that non-government debt is likely to outperform as economic growth broadens and risk aversion and volatility continue to decline. We expect investors to continue allocating funds toward corporate debt, and reducing government positions.

Within the investment-grade and high yield sectors, we expect spreads to tighten with some of the contraction due to a rising Treasury yield curve. This contraction along with the coupon yield should produce solid positive results for credit spread products in 2003. We remain focused on the fundamentals of individual issuers, as the issue selection process has become the most critical element of the performance of credit based portfolios. Since economic growth varies greatly from one industry to another, fundamental credit research is crucial in identifying the winners and the losers. With interest rates near all time lows and the economy slowly improving, we believe that corporate securities are poised to perform well in 2003, versus high grade alternatives including governments, MBS and CMBS. We believe the Portfolio is well positioned to participate in the improved markets.


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4 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO


Thank you for your continued interest and investment in Alliance Bond Fund Corporate Bond Portfolio. We look forward to reporting its progress to you in the future.

Sincerely,

John D. Carifa
Chairman and President

Lawrence J. Shaw
Vice President

Michael A. Snyder
Vice President


Portfolio Managers, Lawrence J. Shaw and Michael A. Snyder, have 40 years of combined investment experience.


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ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 5


PERFORMANCE UPDATE

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
12/31/92 TO 12/31/02


Alliance Bond Fund Corporate Bond Portfolio Class A: $20,203

Lehman Brothers Long BAA U.S. Credit Index: $22,150
Lipper Corporate Debt BBB-Rated Funds Average: $19,832


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                       Alliance Bond    Lehman Brothers   Lipper Corporate
                       Corporate Bond       Long BAA       Debt BBB-Rated
                       Fund Portfolio     U.S. Credit         Funds
                           Class A           Index           Average
-------------------------------------------------------------------------------
     12/31/92              $ 9,578          $ 10,000        $ 10,000
     12/31/93               12,556            11,381          11,425
     12/31/94               10,955            10,828          10,864
     12/31/95               14,021            13,822          13,183
     12/31/96               15,427            14,284          13,889
     12/31/97               17,248            16,289          15,388
     12/31/98               17,244            17,395          16,276
     12/31/99               17,578            16,726          16,144
     12/31/00               19,006            17,920          17,295
     12/31/01               20,590            20,161          18,589
     12/31/02               20,203            22,150          19,832



This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund Corporate Bond Portfolio Class A shares (from 12/31/92 to 12/31/02) as compared to the performance of an appropriate broad-based index and the Lipper Corporate Debt BBB-Rated Funds Average. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Long BAA U.S. Credit Index is a measure of corporate and non-corporate fixed income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity.

The unmanaged Lipper Corporate Debt BBB-Rated Funds Average reflects performance of 23 funds (based on the number of funds in the average from 12/31/92 to 12/31/02). These funds have generally similar investment objectives to Alliance Bond Fund Corporate Bond Portfolio, although the investment policies of some funds included in the average may vary.

When comparing Alliance Bond Fund Corporate Bond Portfolio to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Bond Fund Corporate Bond Portfolio.


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6 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO


PERFORMANCE UPDATE

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 12/31


[]  Alliance Bond Fund Corporate Bond Portfolio
[]  Lehman Brothers Long BAA U.S. Credit Index


Alliance Bond Fund Corporate Bond Portfolio--Yearly Periods Ended 12/31
-------------------------------------------------------------------------------
                                  Alliance             Lehman
                                 Bond Fund            Brothers
                                 Corporate            Long BAA
                               Bond Portfolio   U.S. Credit Index
-------------------------------------------------------------------------------
     12/31/93                      31.09%              13.81%
     12/31/94                     -12.75%              -4.86%
     12/31/95                      27.98%              27.65%
     12/31/96                      10.03%               3.45%
     12/31/97                      11.81%              14.04%
     12/31/98                      -0.02%               6.79%
     12/31/99                       1.94%              -3.84%
     12/31/00                       8.12%               7.14%
     12/31/01                       8.34%              12.50%
     12/31/02                      -1.88%               9.87%


Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers Long BAA U.S. Credit Index is a measure of corporate and non-corporate fixed income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Bond Fund Corporate Bond Portfolio.


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ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 7


PORTFOLIO SUMMARY
December 31, 2002 (unaudited)

INCEPTION DATES
Class A Shares
3/11/74
Class B Shares
1/8/93
Class C Shares
5/3/93


PORTFOLIO STATISTICS
Net Assets ($mil): 1,087.9



SECURITY TYPE

[]   2.6%   Preferred Stock
[]   4.0%   Sovereign Debt

Corporate
[]  14.1%   Public Utilities-Electric & Gas
[]   9.6%   Communications
[]   9.0%   Banking
[]   7.0%   Broadcasting/Media
[]   5.9%   Automotive
[]   5.8%   Paper/Packaging
[]   5.7%   Cable
[]   4.7%   Financial
[]   4.3%   Energy
[]   4.0%   Industrial
[]   3.9%   Aerospace & Defense
[]   2.7%   Insurance
[]   2.6%   Communications-Mobile
[]  14.1%   Other


All data as of December 31, 2002. The Portfolio's security type breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 2.5% weightings in Hotel/Lodging, Petroleum Products, Chemicals, Gaming, Services, Entertainment & Leisure, Health Care, Publishing, Public Utilities-Telephone, Building/Real Estate, Containers, Food/Beverage and Metals/Mining.


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8 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO


PORTFOLIO SUMMARY
December 31, 2002

HOLDING TYPE

[]  97.4%   Fixed Income
[]   2.6%    Preferred Stock



COUNTRY BREAKDOWN

[]  95.9%   United States
[]   3.3%   Russia
[]   0.8%   Mexico



All data as of December 31, 2002. The Portfolio's holding type and country breakdown are expressed as a percentage of total investments and may vary over time.

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 9


INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
Class A Shares
-------------------------------------------------------------------------------
                             Without Sales Charge   With Sales Charge
            1 Year                   -1.88%              -6.02%
           5 Years                    3.21%               2.32%
          10 Years                    7.75%               7.28%
         SEC Yield**                  5.98%

Class B Shares
-------------------------------------------------------------------------------
                             Without Sales Charge   With Sales Charge
             1 Year                  -2.56%              -5.28%
            5 Years                   2.48%               2.48%
    Since Inception*                  7.32%               7.32%
          SEC Yield**                 5.54%

Class C Shares
-------------------------------------------------------------------------------
                             Without Sales Charge   With Sales Charge
             1 Year                   -2.57%              -3.47%
            5 Years                    2.48%               2.48%
    Since Inception*                   6.00%               6.00%
          SEC Yield**                  5.55%

The Portfolio's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio invests a portion of its assets in foreign securities which may magnify fluctuations, particularly in emerging markets. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs.


*    Since inception: 1/8/93 Class B; 5/3/93 Class C.

**   SEC Yields are based on SEC guidelines and are calculated on 30 days ended
December 31, 2002.


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10 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO


PORTFOLIO OF INVESTMENTS
December 31, 2002 (unaudited)

Standard                                      Principal
& Poor's                                         Amount
Ratings                                            (000)       U.S. $ Value
-------------------------------------------------------------------------------
      Corporate Debt Obligations-93.6%
      Aerospace & Defense-3.9%
BBB-  Northrop Grumman Corp.
        7.75%, 2/15/31                            $25,000         $30,066,775
BBB-  Raytheon Co.
        6.75%, 3/15/18                             11,950          12,553,033
                                                                 -------------
                                                                   42,619,808
      Automotive-6.0%
BB+   Cummins, Inc.
        9.50%, 12/01/10(a)                          1,300           1,391,000
BB    Dana Corp.
        10.125%, 3/15/10                            2,769           2,817,457
BBB   Ford Motor Co.
        7.45%, 7/16/31                             29,000          25,294,061
BBB   Ford Motor Credit Co.
        7.875%, 6/15/10                            10,000          10,076,640
BBB   General Motors Acceptance Corp.
        8.00%, 11/01/31                            25,000          25,206,925
                                                                 -------------
                                                                   64,786,083
      Banking-9.0%
A-    ABN Amro
        6.523%, 12/29/49(a)                        10,000          10,275,650
A+    Barclays Bank Plc
        6.86%, 6/15/32(a)(b)                       10,000          10,284,340
BBB-  Great Western Financial Trust II
        8.206%, 2/01/27                            24,456          26,341,680
BBB-  Greenpoint Bank
        9.25%, 10/01/10                             9,165          11,038,738
A-    Royal Bank of Scotland Group Plc
        7.648%, 8/31/49(b)                         25,000          29,045,500
AA-   UBS Preferred Funding Trust II
        7.247%, 6/29/49                            10,000          11,339,870
                                                                 -------------
                                                                   98,325,778
      Broadcasting/Media-7.0%
BBB+  AOL Time Warner, Inc.
        7.70%, 5/01/32                              5,000           5,222,255
B-    Lin Holdings Corp.
        Zero coupon, 3/01/08                        4,150           4,258,938
BBB-  News America, Inc.
        7.30%, 4/30/28                             35,000          34,537,685
B-    Paxson Communications Corp.
        10.75%, 7/15/08                             4,561           4,521,091


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ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 11


Standard                                      Principal
& Poor's                                         Amount
Ratings                                            (000)       U.S. $ Value
-------------------------------------------------------------------------------
B     Sinclair Broadcast Group, Inc.
        8.00%, 3/15/12                            $ 4,525         $ 4,739,937
BBB+  Time Warner, Inc.
        8.375%, 3/15/23                            20,000          22,575,040
                                                                 -------------
                                                                   75,854,946
      Building/Real Estate-0.5%
BB+   Lennar Corp.
        9.95%, 5/01/10                                540             591,300
BB+   M.D.C Holdings, Inc.
        7.00%, 12/01/12                             5,000           4,850,000
                                                                 -------------
                                                                    5,441,300
      Cable-5.7%
BBB   Comcast Cable Communications
        8.875%, 5/01/17                            20,000          23,361,480
BB-   CSC Holdings, Inc.
        7.875%, 2/15/18                            23,950          21,584,937
B+    EchoStar DBS Corp.
        9.375%, 2/01/09                            11,500          12,218,750
B+    Insight Midwest LP
        9.75%, 10/01/09(a)                          2,000           1,910,000
B+    Mediacom Broadband LLC
        11.00%, 7/15/13                             2,580           2,631,600
B-    PanAmSat Corp.
        8.75%, 2/01/12(a)                             765             734,400
                                                                 -------------
                                                                     62,441,167
      Chemicals-2.0%
BB+   FMC Corp.
        10.25%, 11/01/09(a)                         3,470           3,764,950
B-    Huntsman International LLC
        10.125%, 7/01/09                            6,524           5,447,540
BB    Lyondell Chemical Co.
        9.50%, 12/15/08(a)                         10,000           9,350,000
B     Resolution Performance Products
        13.50%, 11/15/10                            2,524           2,675,440
                                                                 -------------
                                                                   21,237,930
      Communications-9.6%
BBB   AT&T Broadband Corp.
        9.455%, 11/15/22                           15,000          17,636,700
BBB+  AT&T Corp.
        8.00%, 11/15/31                            30,000          33,180,570
A-    British Telecommunications Plc
        8.875%, 12/15/30                           10,000          12,794,970


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12 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO


Standard                                      Principal
& Poor's                                         Amount
Ratings                                            (000)       U.S. $ Value
-------------------------------------------------------------------------------
BBB-  Koninklijke KPN NV
        8.00%, 10/01/10                           $15,000         $17,597,340
        8.375%, 10/01/30                            5,000           6,190,770
BBB-  Sprint Capital Corp.
        6.875%, 11/15/28                           15,445          12,472,780
        8.75%, 3/15/32                              5,000           4,764,465
                                                                 -------------
                                                                  104,637,595
      Communications - Mobile-2.6%
B     Nextel Communications, Inc.
        Zero coupon, 2/15/08                       11,050          10,166,000
        9.375%, 11/15/09                           12,285          11,179,350
        10.65%, 9/15/07                             7,556           7,253,760
                                                                 -------------
                                                                   28,599,110
      Containers-0.4%
B+    Greif Bros. Corp.
        Cl.A 8.875%, 8/01/12                        3,800           4,047,000

      Energy-4.3%
BBB   Devon Energy Corp.
        7.95%, 4/15/32                             10,000          12,060,240
BBB   Kerr-McGee Corp.
        7.875%, 9/15/31                            20,000          24,510,160
BBB   Valero Energy Corp.
        7.50%, 4/15/32                             10,000          10,159,560
                                                                 -------------
                                                                   46,729,960
      Entertainment & Leisure-1.5%
BBB-  Clear Channel Communications, Inc.
        7.65%, 9/15/10                             10,000          11,348,640
BB+   Royal Caribbean Cruises, Ltd.
        8.75%, 2/02/11                              2,000           1,870,000
B     Six Flags, Inc.
        9.50%, 2/01/09                              3,125           3,031,250
                                                                 -------------
                                                                   16,249,890
      Financial-4.7%
A     CIT Group, Inc.
        6.875%, 11/01/09                            5,000           5,385,605
BBB+  EOP Operating LP
        6.75%, 2/15/12                              5,000           5,381,945
B3    JP Morgan HYDI B
        9.70%, 11/15/07(a)(c)                      11,500          11,270,000
A     Lehman Brothers Holdings, Inc.
        5.875%, 11/15/17                            8,000           8,198,896


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ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 13



Standard                                      Principal
& Poor's                                         Amount
Ratings                                            (000)       U.S. $ Value
-------------------------------------------------------------------------------
BBB   MBNA America Bank
        7.125%, 11/15/12                          $ 5,000         $ 5,241,835
A     National Rural Utilities Cooperative
        Finance Corp.
        5.75%, 8/28/09                             15,000          16,036,455
                                                                 -------------
                                                                   51,514,736
      Food/Beverage-0.3%
B+    Swift & Co.
        10.125%, 10/01/09(a)                        3,500           3,325,000

      Gaming-1.8%
BB+   Harrah's Operating Co., Inc.
        7.875%, 12/15/05                            5,500           5,843,750
BB+   MGM MIRAGE
        8.375%, 2/01/11                             5,000           5,412,500
BB+   Park Place Entertainment Corp.
        9.375%, 2/15/07                             7,500           8,025,000
                                                                 -------------
                                                                   19,281,250
      Healthcare-0.7%
B-    Concentra Operating Corp.
        13.00%, 8/15/09                             2,390           2,425,850
BBB-  HCA, Inc.
        6.30%, 10/01/12                             5,000           5,051,810
                                                                 -------------
                                                                    7,477,660
      Hotel/Lodging-2.2%
B-    Corrections Corp. of America
        9.875%, 5/01/09(a)                          1,155           1,230,075
B     Extended Stay America, Inc.
        9.875%, 6/15/11                             6,250           6,375,000
BB-   Host Marriott LP
         9.25%, 10/01/07                             2,215           2,248,225
        9.50%, 1/15/07                              4,000           4,080,000
B+    Intrawest Corp.
        9.75%, 8/15/08                              2,600           2,665,000
B     MeriStar Hospitality Corp.
        9.125%, 1/15/11                               705             616,875
        10.50%, 6/15/09                             4,557           4,181,048
BBB-  Starwood Hotels & Resorts Worldwide, Inc.
        7.875%, 5/01/12(a)                          3,000           2,985,000
                                                                 -------------
                                                                   24,381,223
      Industrial-4.0%
B     Flowserve Corp.
        12.25%, 8/15/10                             1,173           1,284,435
BBB-  Inco, Ltd.
        7.20%, 9/15/32                              5,000           4,959,990


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14 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO


Standard                                      Principal
& Poor's                                         Amount
Ratings                                            (000)       U.S. $ Value
-------------------------------------------------------------------------------
BB-   SPX Corp.
        7.50%, 1/01/13                            $ 2,345         $ 2,388,969
BBB   Waste Management, Inc.
        7.75%, 5/15/32(a)                          32,500          35,023,657
                                                                 -------------
                                                                   43,657,051
      Insurance-2.7%
BBB+  Anthem, Inc.
        6.80%, 8/01/12                             10,000          10,900,360
A     MetLife, Inc.
        6.50%, 12/15/32                             8,000           8,331,304
A-    Nationwide Mutual Insurance Co.
        8.25%, 12/01/31(a)                          5,000           5,271,655
A+    The Progressive Corp.
        6.25%, 12/01/32                             5,000           5,147,460
                                                                 -------------
                                                                   29,650,779
      Metals / Mining-0.1%
B+    Peabody Energy Corp.
        Series B
        9.625%, 5/15/08                             1,070           1,135,538

      Paper/Packaging-5.8%
BBB-  Abitibi-Consolidated, Inc.
        8.50%, 8/01/29                              7,190           7,454,671
        8.85%, 8/01/30                              3,655           3,943,182
BB    Ball Corp.
        6.875%, 12/15/12(a)                         2,500           2,525,000
B-    Berry Plastics Corp.
        10.75%, 7/15/12                             3,925           4,199,750
B+    Caraustar Industries, Inc.
        9.875%, 4/01/11                             2,025           2,095,875
B+    Graphic Packaging Corp.
        8.625%, 2/15/12                             2,500           2,643,750
B     MDP Acquisitions Plc
        9.625%, 10/01/12(a)                         2,605           2,722,225
BBB   MeadWestvaco Corp.
        6.80%, 11/15/32                             5,000           5,099,630
BBB   Norske Skogindustrier ASA
        7.625%, 10/15/11(a)                        10,000          11,011,630
BB    Owens-Brockway Glass Container
        8.875%, 2/15/09                             7,660           7,928,100
B+    Plastipak Holdings, Inc.
        10.75%, 9/01/11                             1,961           2,071,306
B-    Pliant Corp.
        13.00%, 6/01/10                             1,980           1,826,550
B     Smurfit-Stone Container Corp.
        8.25%, 10/01/12(a)                          4,205           4,310,125


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ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 15


Standard                                      Principal
& Poor's                                         Amount
Ratings                                            (000)       U.S. $ Value
-------------------------------------------------------------------------------
B     Stone Container Corp.
        9.75%, 2/01/11                            $ 1,625         $ 1,746,875
BB+   Tembec Industries, Inc.
        8.625%, 6/30/09                             3,075           3,113,438
                                                                 -------------
                                                                   62,692,107
      Petroleum Products-2.0%
BBB   Amerada Hess Corp.
        7.875%, 10/01/29                           10,000          11,596,830
BBB+  Canadian Natural Resources, Ltd.
        6.45%, 6/30/33                             10,000          10,371,220
                                                                 -------------
                                                                   21,968,050
      Public Utilities - Electric & Gas-14.1%
BBB-  Calenergy Co., Inc.
        8.48%, 9/15/28                             30,000          35,424,960
BBB-  Dominion Resources Capital Trust III
        8.40%, 1/15/31                             44,000          48,287,228
BBB-  FirstEnergy Corp.
        7.375%, 11/15/31                           21,955          21,357,495
BBB   Nisource Finance Corp.
        7.875%, 11/15/10                           20,000          22,013,100
BBB+  Public Service Company of Colorado
        7.875%, 10/01/12(a)                        10,000          11,182,300
BBB   Tampa Electric Co.
        6.375%, 8/15/12                             6,250           6,651,169
BBB-  TECO Energy, Inc.
        7.00%, 5/01/12                             10,350           8,710,870
                                                                 -------------
                                                                  153,627,122
      Public Utilities - Telephone-0.6%
BBB+  CenturyTel, Inc.
        7.875%, 8/15/12(a)                          5,000           5,928,190

      Publishing-0.6%
B     Dex Media East LLC
        9.875%, 11/15/09(a)                         4,000           4,300,000
B+    RH Donnelley Finance Corp. I
        8.875%, 12/15/10(a)                         2,055           2,209,125
                                                                 -------------
                                                                    6,509,125
      Services-1.5%
NR    Alderwoods Group, Inc.
        12.25%, 1/02/09                             3,350           3,065,250
B+    Allied Waste North America, Inc.
        10.00%, 8/01/09                             6,500           6,483,750
B     Iron Mountain, Inc.
        8.625%, 4/01/13                             2,000           2,100,000


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16 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO


                                              Shares or
Standard                                      Principal
& Poor's                                         Amount
Ratings                                            (000)       U.S. $ Value
-------------------------------------------------------------------------------
BB-   Service Corp.
        6.00%, 12/15/05                           $ 2,500      $    2,362,500
        7.70%, 4/15/09(a)                           2,500           2,350,000
                                                               ---------------
                                                                   16,361,500
      Total Corporate Debt Obligations
      (cost $961,252,974)                                       1,018,479,898

      Preferred Stock-2.6%
      Communications-2.6%
BBB+  Centaur Funding Corp.
        Series B(a)
        (cost $28,495,964)                             28          28,332,884

      Sovereign Debt Obligations-4.1%
      Mexico-0.8%
BBB-  United Mexican States
        8.00%, 9/24/22                              8,000           8,300,000

      Russia-3.3%
BB    Russian Federation
        5.00%, 3/31/30(a)                          45,000          35,831,250

      Total Sovereign Debt Obligations
        (cost $28,444,561)                                         44,131,250

      Total Investments-100.3%
        (cost $1,018,193,499)                                   1,090,944,032
      Other assets less liabilities(d)-(0.3%)                      (3,075,561)

      Net Assets-100%                                          $1,087,868,471


(a) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qual-ified buyers. At December 31, 2002, these securities amounted to $207,518,456 or 19.1% of net assets.

(b) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2002.

(c)  Moody's Rating

(d) Includes cash collateral of $72,161,360 received for securities on loan (see Note E). As of December 31, 2002, the lending agent invested the cash collateral in a short-term investment as follows:

                                                                     Percentage
                               Current                    U.S. $       of Net
                                Yield      Shares         Value        Assets
                               -------  ------------  -------------  ----------
       UBS Private Money
         Market Fund, LLC       1.46%    72,161,360    $72,161,360      6.6%

     See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 17


STATEMENT OF ASSETS & LIABILITIES
December 31, 2002 (unaudited)

Assets
Investments in securities, at value (cost $1,018,193,499)     $1,090,944,032(a)
Collateral held for securities loaned                             72,161,360
Interest receivable                                               20,167,572
Receivable for capital stock sold                                    907,044
Total assets                                                   1,184,180,008

Liabilities
Due to custodian                                                  17,639,136
Payable for collateral received on securities loaned              72,161,360
Payable for capital stock redeemed                                 2,765,801
Dividends payable                                                  2,157,720
Distribution fee payable                                             614,234
Advisory fee payable                                                 512,350
Accrued expenses                                                     460,936
Total liabilities                                                 96,311,537
Net Assets                                                    $1,087,868,471

Composition of Net Assets
Capital stock, at par                                                $97,990
Additional paid-in capital                                     1,452,331,055
Accumulated net investment loss                                   (2,425,661)
Accumulated net realized loss on investment
  transactions                                                  (434,885,446)
Net unrealized appreciation of investments                        72,750,533
                                                              $1,087,868,471

Calculation of Maximum Offering Price

Class A Shares
Net asset value and redemption price per share
  ($511,277,814 / 46,043,755 shares of capital stock
  issued and outstanding)                                             $11.10
Sales charge--4.25% of public offering price                             .49
Maximum offering price                                                $11.59

Class B Shares
Net asset value and offering price per share
  ($417,233,600 / 37,594,369 shares of capital stock
  issued and outstanding)                                             $11.10

Class C Shares
Net asset value and offering price per share
  ($158,717,979 / 14,294,801 shares of capital stock
  issued and outstanding)                                             $11.10

Advisor Class Shares
Net asset value and offering price per share
  ($639,078 / 57,509 shares of capital stock
  issued and outstanding)                                             $11.11


(a)  Includes securities on loan with a value of $69,463,489 (see Note E).

     See notes to financial statements.


-------------------------------------------------------------------------------
18 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO


STATEMENT OF OPERATIONS
Six Months Ended December 31, 2002 (unaudited)

Investment Income
Interest                                         $46,650,506
Dividends                                          1,972,630
                                                                   $48,623,136

Expenses
Advisory fee                                       3,051,280
Distribution fee--Class A                            757,968
Distribution fee--Class B                          2,126,896
Distribution fee--Class C                            818,173
Transfer agency                                    1,074,715
Printing                                             155,461
Custodian                                            128,270
Administrative                                        62,500
Audit and legal                                       56,915
Registration fees                                     44,981
Directors' fees                                       10,116
Miscellaneous                                         17,604
Total expenses before interest                     8,304,879
Interest expense                                     189,960
Total expenses                                                       8,494,839
Net investment income                                               40,128,297

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized loss on investment
  transactions                                                    (103,284,762)
Net change in unrealized
  appreciation/depreciation
  of investments                                                   140,378,479
Net gain on investment transactions                                 37,093,717

Net Increase in Net Assets
  from Operations                                                  $77,222,014


See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 19


STATEMENT OF CHANGES
IN NET ASSETS

                                                 Six Months
                                                    Ended
                                                 December 31,
                                                     2002          Year Ended
                                                 (unaudited)     June 30, 2002
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                            $40,128,297       $94,617,332
Net realized loss on investment
transactions                                    (103,284,762)     (115,606,822)
Net change in unrealized
appreciation/depreciation
of investments                                   140,378,479       (54,000,835)
Net increase (decrease) in net assets
from operations                                   77,222,014       (74,990,325)

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                        (19,194,302)      (43,343,570)
  Class B                                        (14,656,479)      (37,442,989)
  Class C                                         (5,640,480)      (13,830,773)
  Advisor Class                                       (6,355)               -0-
Distributions in excess of
net investment income
  Class A                                                 -0-         (277,384)
  Class B                                                 -0-         (239,622)
  Class C                                                 -0-          (88,514)
  Advisor Class                                           -0-               -0-
Tax return of capital
  Class A                                                 -0-       (1,954,848)
  Class B                                                 -0-       (1,688,725)
  Class C                                                 -0-         (623,785)
  Advisor Class                                           -0-               -0-

Capital Stock Transactions
Net increase (decrease)                         (108,652,868)      107,857,059
Total decrease                                   (70,928,470)      (66,623,476)

Net Assets
Beginning of period                            1,158,796,941     1,225,420,417
End of period                                 $1,087,868,471    $1,158,796,941


See notes to financial statements.


-------------------------------------------------------------------------------
20 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (unaudited)

NOTE A
Significant Accounting Policies
Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the Corporate Bond Portfolio (the "Portfolio") only. The Portfolio offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national secur-


-------------------------------------------------------------------------------
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 21


ities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Dividend income is recorded on ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discounts as adjustments to interest income. Additionally, the Portfolio amortizes premiums on debt securities for financial statement reporting purposes.

4. Income and Expenses
All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of .625 of 1% of the first $500 million and .50 of 1% in excess of $500 million of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


-------------------------------------------------------------------------------
22 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO


Pursuant to the advisory agreement, the Portfolio paid $62,500 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended December 31, 2002.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $671,336 for the six months ended December 31, 2002.

For the six months ended December 31, 2002, the Portfolio's expenses were reduced by $5,195 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has received front-end sales charges of $16,273 from the sales of Class A shares and $4,737, $341,439 and $32,917 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2002.

NOTE C
Distribution Services Agreement
The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $14,709,427 and $4,955,307 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $2,670,553,363 and $711,992,723, respectively, for the six months ended December 31, 2002. There were purchases of $151,772,449 and sales of $146,572,265 of U.S. government and government agency obligations for the six months ended December 31, 2002.


-------------------------------------------------------------------------------
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 23


At December 31, 2002, the cost of investments for federal income tax purposes was $1,018,193,499. Accordingly, gross unrealized appreciation of investments was $81,041,335 and gross unrealized depreciation of investments was $8,290,802 resulting in net unrealized appreciation of $72,750,533.

1. Options Transactions
For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.

For the six months ended December 31, 2002, the Portfolio did not engage in written options transactions.

2. Swap Agreements
The Portfolio enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise


-------------------------------------------------------------------------------
24 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO


as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments and swap contracts.

At December 31, 2002, the Portfolio had no outstanding swap agreements.

NOTE E
Securities Lending
The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc., (the"Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. Government or U.S. Government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2002, the Portfolio had loaned securities with a value of $69,463,489 and received cash collateral of $72,161,360 which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the six months ended December 31, 2002, the Portfolio earned fee income of $185,214 which is included in interest income in the accompanying statement of operations.


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ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 25


NOTE F
Capital Stock
There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                 Shares                       Amount
                      ---------------------------  ----------------------------
                        Six Months                    Six Months
                             Ended                         Ended
                       December 31,    Year Ended    December 31,    Year Ended
                              2002        June 30,          2002       June 30,
                       (unaudited)           2002    (unaudited)          2002
                      ---------------------------------------------------------
Class A
Shares sold              5,625,701     17,526,462   $ 82,587,394   $211,137,765
Shares issued in
  reinvestment of
  dividends and
  distributions          1,143,510      2,351,837     12,120,690     28,093,903
Shares converted
  from Class B           3,742,730      2,816,769     16,229,934     33,551,898
Shares redeemed        (13,145,587)   (17,165,859)  (139,083,631)  (205,172,093)
Net increase
  (decrease)            (2,633,646)     5,529,209   $(28,145,613)  $ 67,611,473

Class B
Shares sold              3,012,013     14,019,337   $ 31,814,893   $169,590,699
Shares issued in
  reinvestment of
  dividends and
  distributions            748,569      1,812,162      7,930,536     21,677,353
Shares converted
  to Class A            (3,743,413)    (2,817,044)   (16,229,934)   (33,551,898)
Shares redeemed         (5,272,938)   (11,640,615)   (78,662,854)  (138,718,474)
Net increase
  (decrease)            (5,255,769)     1,373,840   $(55,147,359)  $ 18,997,680

Class C
Shares sold              1,432,712      6,102,894   $ 15,150,915   $ 73,519,678
Shares issued in
  reinvestment of
  dividends and
  distributions            264,190        671,626      2,799,719      8,042,057
Shares redeemed         (4,167,495)    (5,056,101)   (43,925,215)   (60,313,829)
Net increase
  (decrease)            (2,470,593)     1,718,419   $(25,974,581)  $ 21,247,906


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26 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO


                                                 Shares             Amount
                                          -------------------  -----------------
                                            August 8, 2002(a)  August 8, 2002(a)
                                              to December 31,    to December 31,
                                                        2002               2002
                                          --------------------------------------
Advisor Class
Shares sold                                           57,622           $615,790
Shares issued in reinvestment
  of dividends and distributions                         401              4,337
Shares redeemed                                         (514)            (5,442)
Net increase                                          57,509           $614,685


NOTE G
Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended, December 31, 2002, the average amount of reverse repurchase agreements outstanding was $813,542 and the daily weighted average interest rate was 1.61%.

At December 31, 2002, the Portfolio had no outstanding reverse repurchase agreements.

NOTE H
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended December 31, 2002.

NOTE I
Concentration of Risk
Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government.


(a)  Commencement of distributions.


-------------------------------------------------------------------------------
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 27


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              Class A
                                          ------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                         December 31,                        Year Ended June 30,
                                                 2002    ---------------------------------------------------------------
                                          (unaudited)      2002(a)      2001         2000         1999         1998
                                          -----------    -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $10.70       $12.29       $11.91       $12.49       $14.19       $14.19

Income From Investment
  Operations
Net investment income(b)                         .41          .94          .97         1.04         1.06         1.08
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .39        (1.55)         .42         (.55)       (1.64)         .12
Net increase (decrease) in net
  asset value from operations                    .80         (.61)        1.39          .49         (.58)        1.20

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.40)        (.94)        (.97)       (1.04)       (1.07)       (1.08)
Distributions in excess of
  net investment income                           -0-          -0-        (.01)          -0-        (.01)        (.12)
Tax return of capital                             -0-        (.04)        (.03)        (.03)        (.04)          -0-
Total dividends and distributions               (.40)        (.98)       (1.01)       (1.07)       (1.12)       (1.20)
Net asset value, end of period                $11.10       $10.70       $12.29       $11.91       $12.49       $14.19

Total Return
Total investment return based
  on net asset value(c)                         7.72%       (5.51)%      12.03%        4.11%       (4.08)%       8.66%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $511,278     $520,984     $530,446     $473,578     $476,141     $510,397
Ratio to average net assets of:
  Expenses                                      1.17%(d)     1.12%        1.31%        1.12%        1.11%        1.05%
  Expenses, excluding
    interest expense                            1.13%(d)     1.09%        1.09%        1.11%        1.11%        1.05%
  Net investment income                         7.72%(d)     7.79%        7.95%        8.51%        8.13%        7.52%
Portfolio turnover rate                           79%         276%         340%         302%         281%         244%


See footnote summary on page 31.


-------------------------------------------------------------------------------
28 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                             Class B
                                          ------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                         December 31,                        Year Ended June 30,
                                                 2002    ---------------------------------------------------------------
                                          (unaudited)      2002(a)      2001         2000         1999         1998
                                          -----------    -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $10.70       $12.30       $11.92       $12.49       $14.19       $14.19

Income From Investment
  Operations
Net investment income(b)                         .37          .85          .88          .95          .97          .98
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .40        (1.55)         .42         (.54)       (1.64)         .13
Net increase (decrease) in net
  asset value from operations                    .77         (.70)        1.30          .41         (.67)        1.11

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.37)        (.85)        (.88)        (.95)        (.98)        (.98)
Distributions in excess of
  net investment income                           -0-        (.01)        (.01)          -0-        (.01)        (.13)
Tax return of capital                             -0-        (.04)        (.03)        (.03)        (.04)          -0-
Total dividends and distributions               (.37)        (.90)        (.92)        (.98)       (1.03)       (1.11)
Net asset value, end of period                $11.10       $10.70       $12.30       $11.92       $12.49       $14.19

Total Return
Total investment return based
  on net asset value(c)                         7.34%       (6.23)%      11.24%        3.39%       (4.77)%       7.95%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $417,233     $458,394     $509,953     $477,259     $630,631     $672,374
Ratio to average net assets of:
  Expenses                                      1.89%(d)     1.83%        2.03%        1.83%        1.82%        1.75%
  Expenses, excluding
    interest expense                            1.85%(d)     1.80%        1.81%        1.83%        1.82%        1.75%
  Net investment income                         6.99%(d)     7.05%        7.18%        7.77%        7.41%        6.80%
Portfolio turnover rate                           79%         276%         340%         302%         281%         244%


See footnote summary on page 31.


-------------------------------------------------------------------------------
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 29



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            Class C
                                          ------------------------------------------------------------------------------
                                          Six Months
                                               Ended
                                         December 31,                        Year Ended June 30,
                                                 2002    ---------------------------------------------------------------
                                          (unaudited)      2002(a)      2001         2000         1999         1998
                                          -----------    -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $10.70       $12.30       $11.91       $12.49       $14.19       $14.19

Income From Investment
  Operations
Net investment income(b)                         .37          .85          .89          .94          .97          .99
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .34        (1.55)         .42         (.54)       (1.64)         .12
Net increase (decrease) in net
  asset value from operations                    .71         (.70)        1.31          .40         (.67)        1.11

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.31)        (.85)        (.89)        (.95)        (.98)        (.99)
Distributions in excess of
  net investment income                           -0-        (.01)          -0-          -0-        (.01)        (.12)
Tax return of capital                             -0-        (.04)        (.03)        (.03)        (.04)          -0-
Total dividends and distributions               (.31)        (.90)        (.92)        (.98)       (1.03)       (1.11)
Net asset value, end of period                $11.10       $10.70       $12.30       $11.91       $12.49       $14.19

Total Return
Total investment return based
  on net asset value(c)                         7.34%       (6.23)%      11.33%        3.30%       (4.77)%       7.95%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $158,718     $179,418     $185,022     $176,814     $204,271     $254,530
Ratio to average net assets of:
  Expenses                                      1.87%(d)     1.82%        2.03%        1.83%        1.81%        1.75%
  Expenses, excluding
    interest expense                            1.84%(d)     1.79%        1.81%        1.82%        1.81%        1.75%
  Net investment income                         7.01%(d)     7.07%        7.22%        7.75%        7.37%        6.83%
Portfolio turnover rate                           79%         276%         340%         302%         281%         244%


See footnote summary on page 31.


-------------------------------------------------------------------------------
30 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Advisor
                                                                   Class
                                                                 -----------
                                                                August 8,(e)
                                                                    2002 to
                                                                December 31,
                                                                       2002
                                                                 (unaudited)
                                                                 -----------
Net asset value, beginning of period                                $10.21

Income From Investment Operations
Net investment income(b)                                               .28
Net realized and unrealized gain on investment transactions            .94
Net increase in net asset value from operations                       1.22

Less: Dividends and Distributions
Dividends from net investment income                                  (.32)
Total dividends and distributions                                     (.32)
Net asset value, end of period                                      $11.11

Total Return
Total investment return based on net asset value(c)                  12.14%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $639
Ratio to average net assets of:
  Expenses                                                            0.89%(d)
  Expenses, excluding interest expense                                0.87%(d)
  Net investment income                                               9.90%(d)
Portfolio turnover rate                                                 79%


(a) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share and net realized and unrealized loss on investments per share by less than $.01 for Class A, Class B and Class C, respectively, and decrease the ratio of net investment income to average net assets from 7.82% to 7.79% for Class A, from 7.08% to 7.05% for Class B and from 7.10% to 7.07% for Class C. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Commencement of distribution.


-------------------------------------------------------------------------------
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 31


GLOSSARY OF INVESTMENT TERMS

benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond
Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

earnings
Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

net asset value
The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

sector
A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries
Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield
The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.

valuation
The process of determining the value of an asset or company.


-------------------------------------------------------------------------------
32 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO


ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $387 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 580 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


All information on Alliance Capital is as of 12/31/02.


-------------------------------------------------------------------------------
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 33


ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Automatic Reinvestment
You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o  Automatic Investment Program
Build your investment account by having money automatically transferred from your bank account on a regular basis.

o  Dividend Direction Plans
You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o  Auto Exchange
You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o  Systematic Withdrawals
Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o  E-Statements and Electronic Delivery
Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o  A Choice of Purchase Plans
Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o  Telephone Transaction
Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o  Alliance Answer: 24-Hour Information
For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o  The Alliance Advance
A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.


* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


-------------------------------------------------------------------------------
34 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO


BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Kathleen A. Corbet, Senior Vice President
Lawrence J. Shaw, Vice President
Michael A. Snyder, Vice President
Paul J. DeNoon, Vice President
Matthew D.W. Bloom, Vice President
S. Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller
Andrew L. Gangolf, Assistant Secretary


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter
Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


-------------------------------------------------------------------------------
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 35


ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds
Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund

Taxable Bond Funds (continued)
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

**   Alliance North American Government Income Trust changed its name to
Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


-------------------------------------------------------------------------------
36 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO




Alliance Bond Fund Corporate Bond Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

R These registered service marks used under license from the owner, Alliance Capital
Management L.P.

CBPSR1202